April 28, 2006


Mr. Thomas R. Bowen
Vice President
The Bank of New York
100 Church Street
New York, NY 10286

         Re:      Certain First Investors Funds
                  -----------------------------

Dear Mr. Bowen:

         Please be advised that the First Investors Funds listed on Schedule A will be reorganized as Delaware statutory trusts on April 28, 2006 and such trusts, which are also listed on Schedule A, are the successors in interest to the First Investors Funds under the Custody Agreement, dated May 12, 2005, with The Bank of New York ("BNY") and the Foreign Custody Manager Agreements, dated June 25, 2001, with BNY.


Very truly yours,

FIRST INVESTORS LIFE SERIES FUND
FIRST INVESTORS SPECIAL BOND FUND, INC.
EXECUTIVE INVESTORS TRUST
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS SERIES FUND
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.


By: /s/ Kathryn S. Head
    _____________________
        Kathryn S. Head
        President

                                                             SCHEDULE A
---------------------------------------------------------- ---------------------------------------------------------------------
EXISTING OLD FUNDS                                         NEW FUNDS AFTER REORGANIZATION
---------------------------------------------------------- ---------------------------------------------------------------------
                                                           FIRST INVESTORS TAX EXEMPT FUNDS, WITH THE FOLLOWING SERIES
---------------------------------------------------------- ---------------------------------------------------------------------
Executive Investors Trust (all series)                     Insured Tax Exempt Fund II
---------------------------------------------------------- ---------------------------------------------------------------------
First Investors Insured Tax-Exempt Fund, Inc.              Insured Tax Exempt Fund
---------------------------------------------------------- ---------------------------------------------------------------------
First Investors Multi-State Insured Tax Free Fund          Arizona Tax Free Fund                Minnesota Tax Free Fund
(all series)                                               California Tax Free Fund             Missouri Tax Free Fund
                                                           Colorado Tax Free Fund               New Jersey Tax Free Fund
                                                           Connecticut Tax Free Fund            North Carolina Tax Free Fund
                                                           Florida Tax Free Fund                Ohio Tax Free Fund
                                                           Georgia Tax Free Fund                Oregon Tax Free Fund
                                                           Maryland Tax Free Fund               Pennsylvania Tax Free Fund
                                                           Massachusetts Tax Free Fund          Virginia Tax Free Fund
                                                           Michigan Tax Free Fund
---------------------------------------------------------- ---------------------------------------------------------------------
First Investors Series Fund (only the series at right)*    Insured Intermediate Tax Exempt Fund
---------------------------------------------------------- ---------------------------------------------------------------------
First Investors Tax-Exempt Money Market Fund               Tax-Exempt Money Market Fund
---------------------------------------------------------- ---------------------------------------------------------------------
First Investors New York Insured Tax Free Fund, Inc.       New York Tax Free Fund
---------------------------------------------------------- ---------------------------------------------------------------------
                                                           FIRST INVESTORS LIFE SERIES FUNDS, WITH THE FOLLOWING SERIES
---------------------------------------------------------- ---------------------------------------------------------------------
First Investors Life Series Fund                           Blue Chip Fund                       International Securities Fund
(all series)                                               Cash Management Fund                 Investment Grade Fund
                                                           Discovery Fund                       Target Maturity 2007 Fund
                                                           Focused Equity Fund                  Target Maturity 2010 Fund
                                                           Government Fund                      Target Maturity 2015 Fund
                                                           Growth Fund                          Value Fund
                                                           High Yield Fund
---------------------------------------------------------- ---------------------------- ----------------------------------------
First Investors Special Bond Fund, Inc.                    Special Bond Fund
---------------------------------------------------------- ---------------------------------------------------------------------